                                                          EXECUTION COPY


                               TERMINATION AGREEMENT

THIS TERMINATION AGREEMENT (this "Agreement"), dated this *** ("Termination Date"), is by and between AURORA BIOSCIENCES CORPORATION ("Aurora"), a Delaware Corporation with principal offices at 11010 Torreyana Road, San Diego, CA 92121 and PACKARD INSTRUMENT COMPANY ("Packard"), a Delaware Corporation with principal offices at 800 Research Parkway, Meriden, CT 06450. Aurora and Packard together are sometimes referred to herein as, the "Parties."

RECITALS

A. Aurora and Packard are parties to the Collaboration Agreement, the Supply Agreement and the FluoroCount Agreement (each as defined herein).

B. Aurora and Packard have each determined that it is in their mutual best interests to terminate the FluoroCount Agreement, the Collaboration Agreement and the Supply Agreement, subject to the terms and conditions contained in this Agreement.

                                      AGREEMENT

NOW, THEREFORE, in consideration of the promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Aurora and Packard agree as follows:

                                 1.  DEFINITIONS.

1.1 "Collaboration Agreement" means that certain Collaboration and License Agreement, dated April 24, 1996, by and between Aurora and Packard, as amended by the Collaboration Agreement Amendment.

1.2 "Collaboration Agreement Amendment" means that certain Amendment to the Collaboration and License Agreement, dated February 7, 1998, by and between Aurora and Packard.

1.3  "Delivered Instruments" means those instruments set forth in Exhibit A.

1.4  "Detector Components" means the ***.

1.5 The "FluoroCount Agreement" means the Packard-Aurora FluoroCount R&D Agreement, dated November 6, 1996, by and between Aurora and Packard.

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1.6  "Instruments" means ***.

1.7 "Supply Agreement" means that certain Packard Aurora Supply Agreement, dated February 7, 1998, by and between Aurora and Packard.

1.8  ***.

1.9  ***

1.10 "*** Patent Rights" means the patents and patent applications listed on Exhibit C hereto, any patent applications filed prior or subsequent to the Termination Date that claim the benefit of an earlier filing date to any of the patent applications listed in Exhibit C, and any reissues, extensions, substitutions, confirmations, re-registrations, re-examinations, continuations, divisionals or continuations-in-part of the foregoing patents and patent applications, as well as all foreign counterparts or equivalents thereof.

All capitalized terms used herein, and not otherwise defined, shall have the meaning given to such terms in the Collaboration Agreement or the Supply Agreement.

                            2.   TERMINATION.

2.1 Aurora and Packard have each determined that it is in their mutual best interests to terminate the FluoroCount Agreement, the Collaboration Agreement and the Supply Agreement. Subject to the terms and conditions set forth herein, and except as otherwise provided herein, Aurora and Packard hereby terminate the FluoroCount Agreement, the Collaboration Agreement and the Supply Agreement, effective as of the Termination Date, and hereby release each other from any and all continuing liabilities, obligations, covenants and restrictions contained therein, whether arising prior to or after the Termination Date, and each of the Parties will obligate their respective AFFILIATES to release the other Party from the same.

2.2 Except as expressly provided herein, no provisions of the FluoroCount Agreement, the Collaboration Agreement or the Supply Agreement shall survive the
termination of each agreement pursuant to Section 2.1 herein.   The confidential
information provisions of Article XI of the Collaboration Agreement and Article 12 of the Supply Agreement shall survive as intended in accordance with each such agreement and this Agreement.

2.3 Each Party hereby agrees to consider and treat the other Party and its AFFILIATES as standard customers for its commercial activities, including the ordering, delivering, marketing, pricing or servicing of products subsequent to the Termination Date and not subject the other Party to delays or difficulties in ordering, purchasing, delivering or servicing of products that are not customary business practice. Each Party will obligate its respective AFFILIATES to do the same.

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                                   3.   ***.


3.1  Except as otherwise provided for herein:

     3.1.1 Packard and its AFFILIATES hereby ***and their respective shareholders, officers, directors, employees, agents, successors and assigns, from any and all actions, causes of action, debts, sums of money, damages, judgments, obligations, claims and demands whatsoever, whether or not presently known, and whether or not presently capable of being known, which have been, could have been, or may in the future be, asserted against ***; and

     3.1.2. Aurora and its AFFILIATES hereby ***and their respective shareholders, officers, directors, employees, agents, successors and assigns, from any and all actions, causes of action, debts, sums of money, damages, judgments, obligations, claims and demands whatsoever, whether or not presently known, and whether or not presently capable of being known, which have been, could have been, or may in the future be, asserted against ***.

     3.1.3.    Each Party shall obligate its respective AFFILIATES to *** in
          Section 3.1.1 or Section 3.1.2 above, as applicable.

3.2. ***.






                         4.   GRANT OF LICENSES.

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4.1  Aurora grants Packard and its AFFILIATES a ***, to the extent that such
***, solely to the extent necessary to make, have made, use and sell ***.

4.2 Packard grants Aurora and its AFFILIATES ***, to the extent that ***, solely to the extent necessary to make, have made, use and sell ***.

4.3 Aurora grants to Packard a ***. Upon execution of this Agreement, Packard shall immediately *** rights granted in this Section 4.3. Packard and its AFFILIATES ***.

4.4  ***this Agreement *** for the same.

4.5  ***.


4.6  ***.



4.7 Except as herein expressly provided, each party shall retain exclusive rights to its proprietary technology and such rights will be determined in accordance with applicable U.S. law; e.g., U.S. Patent law or California State trade secret law.

4.8 All rights not expressly granted herein are retained by each respective Party, and nothing in this Agreement shall grant, or be deemed to grant, (a) any rights to intellectual property owned in whole or in part by any third party which the granting party hereunder does not have the legal right to grant to the other party, (b) any rights to proprietary technology, know-how or trade secrets
***.

                   5.   PAYMENT OBLIGATIONS AND RELEASES.


5.1  Packard hereby ***Aurora from all further ***for such items.

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5.2  Aurora ***, including without limitation any ***.

5.3 For clarification, and without limiting the generality of this Agreement, Packard hereby ***under Sections 4.3.2 and 4.3.3 of the Collaboration Agreement
***.

5.4  Packard hereby ***.



5.5 Aurora ***, or to make *** previously licensed and provided under the Collaboration Agreement.



5.6  Upon execution of this Agreement, Packard shall immediately ***.

                                6.   ***.

On the Termination Date, Aurora shall ***. To the best of Aurora's knowledge, and on or before the Termination Date, (a) Aurora ***to use and commercialize technology in the ***, and (b) ***.



                  7.   OWNERSHIP PROVISIONS AND LICENSES.

Notwithstanding the termination of the Fluorocount Agreement, the Collaboration Agreement and the Supply Agreement as set forth herein, the Parties' respective intellectual property rights set forth in Sections 8.1 and 8.2 of the Collaboration Agreement shall remain in full force and effect, and such provisions are hereby incorporated into this Agreement. ***. Except as otherwise provided herein, all licenses and rights granted to the parties in the Collaboration Agreement, including, without limitation, those licenses granted in Articles V, VI and X of the Collaboration Agreement and Sections
2.0 and 3.0 of the Collaboration Agreement Amendment, are terminated as of the Termination Date. To the extent not inconsistent with the foregoing ownership provisions, all ownership of inventions, designs and other intangible rights shall continue to be governed by applicable U.S. law and California law.

                             8.   WARRANTIES.

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8.1  Each party warrants and represents the following:

     8.1.1     It has the right to enter into this Agreement; and

     8.1.2.    It has the right to grant the license set forth in Section 4.1 or
          4.2 above, as applicable.

          Except as expressly set forth in this Agreement, EACH PARTY MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE USE OF THE LICENSED RIGHTS WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER RIGHTS OR ANY OTHER EXPRESS OR IMPLED WARRANTIES.

8.2 With respect to rights licensed to Aurora by the ***, Packard agrees to indemnify, defend and hold harmless ***, as appropriate, and *** resulting or arising from *** to the extent that such indemnification by Packard is required by *** pursuant to agreements between ***.

8.3 Packard warrants and represents that, on or before the Termination Date, Packard and its AFFILIATES have exclusive license rights to certain proprietary technology, know-how and trade secrets owned by ***.

                           9.   NON-DISCLOSURE.

9.1 Each party hereto agrees not to disclose any terms of this Agreement, or any of the discussions related hereto, to any third party without the prior written consent of the other party; provided, however that disclosures may be made to the extent required by securities or other applicable laws, or to actual or prospective investors or corporate partners, or to a party's accountants, attorneys and other professional advisors. Notwithstanding the foregoing, however, if a party is required to disclose any such information, it will give reasonable notice to the other party of such disclosure (except for disclosures solely to a party's accountants, attorneys or other professional advisors), and will use its best efforts to limit disclosures or secure confidential treatment of such information prior to its disclosure.

9.2 The Parties hereby agree to issue public statements substantially in the forms attached hereto as EXHIBIT B on the Termination Date, and to respond to questions related to those public ***.

9.3  ***.

                   10.  BINDING EFFECT; ASSIGNMENT.

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***CONFIDENTIAL INFORMATION

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This Agreement shall be binding upon the Parties' respective successors and assigns. Neither party may assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the other party, and any attempted assignment without such prior written consent shall be void; provided, that either party may assign this Agreement as part of a merger or consolidation in which the surviving entity assumes all or substantially all of such party's rights and obligations hereunder or a sale of all or substantially all of the assets of such party.

                          11.  ENTIRE AGREEMENT.

11.1 This Agreement (including the Exhibits and those portions of the Collaboration Agreement and Supply Agreement specifically incorporated herein) sets forth the entire understanding and agreement of the Parties as to the subject matter hereof, and there are no other understandings, representations or promises, written or verbal, not set forth herein or on which either party has relied. No modification, supplement to or waiver of this Agreement or any Exhibit hereto or any of their provisions shall be binding upon a party hereto unless made in writing and duly signed by an authorized representative of both
Packard and Aurora.   This Agreement controls the obligations and rights with
respect to any potential or actual conflict of terms between this Agreement and the FluoroCount Agreement, the Collaboration Agreement or the Supply Agreement.

11.2 A failure of either party to exercise any right or remedy hereunder, in whole or in part, or on one or more occasions, shall not be deemed either a waiver of such right or remedy to the extent not exercised, or of any other right or remedy, on such occasion, or a waiver of any right or remedy on any succeeding occasion.

11.3 Neither party shall lose any rights hereunder or be liable to the other party for damages or losses (except for payment obligations) on account of failure of performance by the defaulting party if the failure is occasioned by war, strike, fire, act of God(s), earthquake, flood, lockout, embargo, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control and not caused by the negligence or intentional conduct or misconduct of the nonperforming party, and such party has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a party be required to settle any labor dispute or disturbance.

11.4 All Notices under this Agreement shall be given in writing and shall be addressed to the parties at the following addresses:

               FOR PACKARD:

                    Richard T. McKernan
                    President
                    Packard Instrument Company

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***CONFIDENTIAL INFORMATION

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                    800 Research Parkway
                    Meriden, CT 06450

                    COPIES TO:
                    Tod O. White
                    General Counsel
                    Packard Instrument Company
                    800 Research Parkway
                    Meriden, CT 06450

               FOR AURORA:

                    Timothy J. Rink
                    Chairman, CEO & President
                    Aurora Biosciences Corporation
                    11010 Torreyana Road
                    San Diego, CA.  92121

                    COPIES TO:
                    John D. Mendlein
                    General Counsel
                    Vice President, Intellectual Property
                    Aurora Biosciences Corporation
                    11010 Torreyana Road
                    San Diego, CA.  92121

Notices shall be in writing and shall be deemed delivered when received, if delivered by a courier, or on the second business day following mailing, if sent by first-class certified or registered mail, postage prepaid.

11.5 The parties recognize that disputes as to certain matters may from time to time arise during the term of this Agreement which relate to either party's rights and/or obligations hereunder. It is the objective of the parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to arbitration. If either party breaches the terms of this Agreement, it shall have sixty (60) days after written notice of such breach (the "Cure Period") to cure the alleged breach, which notice shall specify the conditions of the alleged breach and provide notice that the non-breaching party intends to pursue a remedy under this Section 11.5 if the breach is not cured during the Cure Period. If a breach is not cured within the applicable Cure Period, then prior to any arbitration concerning this Agreement, Packard's president and Aurora's president will meet in person or by video-conferencing in a good faith effort to resolve any disputes concerning this Agreement. Within thirty (30) days of a formal request by either party to the other, any party may, by written notice to the other, have such dispute referred to their respective officers designated or their successors, for attempted resolution by good faith negotiations, such

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good faith negotiations to begin within thirty (30) days after such notice is
received.   If the Parties are not able to resolve a breach after such good faith negotiations, any controversy or claim under this Agreement shall be solely settled by arbitration by one arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association (the
"Association"); provided that the parties shall first use their best efforts to resolve such dispute by negotiation. ***. The arbitrator shall be selected by the joint agreement of the parties, but if they do not so agree within twenty (20) days of the date of a request for arbitration, the selection shall be made pursuant to the rules of the Association. The decision reached by the arbitrator shall be conclusive and binding upon the parties hereto, made within six (6) months of filing the arbitration request and may be filed with the clerk of any court of competent jurisdiction, and a judgment confirming such decision may, if desired by any party to the arbitration, be entered in such court. Each of the parties shall pay its own expenses of arbitration and the expenses of the arbitrator(s) shall be equally shared; provided, however, that if in the opinion of the arbitrator(s) any claim hereunder or any defense or objection thereto was unreasonable, the arbitrator(s) may assess, as part of the award, all or any part of the arbitration expenses (including reasonable attorneys' fees) against the party raising such unreasonable claim, defense or objection. Nothing herein set forth shall prevent the parties from settling any dispute by mutual agreement at any time.

11.6 This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard or giving effect to its principles of conflict of laws.

11.7 This Agreement is intended to be severable. If any provision(s) of this Agreement are or become invalid, are ruled illegal by a court of competent jurisdiction or are deemed unenforceable under the current applicable law from time to time in effect during the term hereof, it is the intention of the parties that the remainder of the Agreement shall not be affected thereby and shall continue to be construed to the maximum extent permitted by law at such time. It is further the intention of the parties that in lieu of each such provision which is invalid, illegal, or unenforceable, there shall be substituted or added as part of this Agreement by such court of competent jurisdiction a provision which shall be as similar as possible, in economic and business objectives as intended by the parties to such invalid, illegal or unenforceable provision, but shall be valid, legal and enforceable. Unless expressly stated otherwise, all Articles and Sections and any other provision intended by its meaning to survive, will survive the expiration or any other termination of this Agreement, which is intended to have a term for at least as long as the longer of twenty (20) years or the statute of limitations for any cause of actions that may arise from the FluoroCount Agreement, the Collaboration Agreement or the Supply Agreement.

11.8 Captions and paragraph headings are for convenience only and shall not form an interpretative part of this Agreement. Unless otherwise specifically provided, all references to an Article incorporate all Articles or subsections thereunder.

11.9 This Agreement shall not be strictly construed against either party hereto and

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maybe executed in two or more counterparts, each of which will be deemed an original and the same instrument. Counterparts may be signed and delivered by facsimile, each of which shall be binding when sent, and in each case an original shall be sent via overnight courier. IN WITNESS WHEREOF, as of the date first above-written, the undersigned Parties, acting through their duly authorized representatives, have executed this Termination Agreement in multiple counterparts.

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PACKARD INSTRUMENT COMPANY

By:
      ---------------------------------
Name:
      ---------------------------------
Title:
      ---------------------------------


AURORA BIOSCIENCES CORPORATION

By:
      ---------------------------------
Name:
      ---------------------------------
Title:
      ---------------------------------

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                                   EXHIBIT A
                                   ---------
***

                                     12

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                                   EXHIBIT B
                                   ---------

                                      ***

                                    SEE ATTACHED.

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Aurora Biosciences Corporation
                                      11010 Torreyana Road
Contact: Angela Hartley
                                      San Diego, CA
Director, Corporate Communications
                                      Phone 619 404-6767
and Investor Relations
                                      Fax 619 452-5723
E-mail :  hartleya@aurorabio.com
Website:  http://www.aurorabio.com

  AURORA BIOSCIENCES ANNOUNCES CONCLUSION OF
  COLLABORATION WITH PACKARD INSTRUMENT
  COMPANY

SAN DIEGO (OCTOBER 6, 1998) - Aurora Biosciences Corporation (Nasdaq:ABSC) today announced that the collaboration and license agreement with Packard Instrument Company initiated in April 1996, and its supply agreement with Packard, have been concluded by mutual agreement.

The principal activities under the collaboration agreement were development of a high density screening plate ("NanoPlate-TM-"), instrumentation for fluorescence detection in NanoPlates and for nanoliter microfluidic dispensing of compound samples. In February 1998, Aurora assumed responsibility for the NanoPlate development and production. Aurora has now also assumed responsibility for further development and production of fluorescence detection and microfluidic dispensing instruments for its own and syndicate members' Ultra-high Throughput Screening Systems (THE "UHTSS-TM-").

HARRY STYLLI, Ph.D., M.B.A., AURORA'S SENIOR VICE PRESIDENT, SCREEN TECHNOLOGY AND NEW TECHNOLOGY ventures, said, "We appreciate Packard's support in our Company's initial development. Now, Aurora's own high technology team of over 60 engineers, biophysicists, computer scientists and automation experts has grown to the point where we feel confident in taking charge of producing the key UHTSS components. We plan to complete technical development for the miniaturized screening components for the UHTSS by year end, and be positioned to deliver these components to our first two syndicate members, Bristol-Myers Squibb and Eli Lilly and Company, in the first half of 1999."

Aurora designs and develops proprietary drug discovery systems, services and technologies to accelerate and enhance the discovery of new medicines. Aurora is developing an integrated technology platform comprised of a portfolio of proprietary fluorescent assay technologies and an ultra-high throughput screening system designed to allow assay miniaturization and to overcome many of the limitations associated with the traditional drug discovery process. The Company believes that this platform will enable Aurora and its collaborators to take advantage of the opportunities created by recent advances in genomics and combinatorial chemistry that have generated many new therapeutic targets and an abundance of new, small molecule compounds. Current collaborators include Merck & Co., Inc., Warner-Lambert, Bristol-

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Myers Squibb, Eli Lilly and Company, Roche Bioscience, Allelix
Biopharmaceuticals, Inc., Cytovia, Inc. and SIDDCO, Inc.

Statements in this press release that are not strictly historical are "forward-looking" statements which involve a high degree of technological and competitive risks and uncertainties that exist in the Company's operations and business environment. Such statements are only predictions and the Company's actual events or results may differ materially from those projected in such forward-looking statements. Factors that could cause or contribute to differences include risks involved with the Company's new and uncertain technology, the ability to meet technical milestones and timely deliver UHTSS components to syndicate members, and uncertainties regarding production of technologically complex instrumentation and components. These factors and others are more fully described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and subsequent Forms 10-Q, as filed with the Securities and Exchange Commission. For additional corporate information, visit the Aurora website at http://www.aurorabio.com.

                                        ###

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CONTACT:
Richard T. McKernan, President
Packard Instrument Company
(203) 639-2400

                               FOR IMMEDIATE RELEASE

                  PACKARD INSTRUMENT COMPANY ANNOUNCES CONCLUSION
                OF COLLABORATION WITH AURORA BIOSCIENCES CORPORATION


Meriden, Connecticut, USA - October 6, 1998 - Packard Instrument Company announced today that its collaboration and license agreement with Aurora Biosciences Corporation initiated in 1996 has been concluded by mutual agreement.

The collaboration agreement provided for the development of certain instrumentation for fluorescence detection and nanoliter microfluidic dispensers of compound samples. The conclusion of the collaboration will allow Packard to reallocate significant resources to the development and production of new applications and new instruments for commercial applications, and to pursue additional research and development programs related to that technology.

Staf Van Cauter, Packard's Vice President of Business Development, said, "The collaboration has benefited both companies in the development of new technology and new products. We expect to offer new fluorescence detection and microfluidics dispensing instruments through early access programs within the next six months, and hope to make these instruments generally available to our customers sometime in 1999. These products combined with technologies acquired through our recent acquisitions of CCS Packard (formerly Carl Creative Systems), BioSignal, Inc. and the Argonne/Motorola biochips will allow Packard to meet the growing needs for miniaturization and higher throughput in the drug discovery and genomic market segments."

For over forty years, Packard has been a leading supplier of instrumentation and reagents for general life sciences research applications. Over the last few years, Packard has introduced various microplate readers, liquid handling products and proprietary reagents that have enabled researchers to accelerate high-throughput screening. So far, more than 1,000 units have been installed in the major pharmaceutical companies worldwide. Packard believes that its new imaging, microfluidics dispensing and assay technologies will permit its customer base to meet the increasing needs for more efficiency and lower cost in drug discovery and genomics research.

Statements in this press release that are not strictly historical are "forward-looking" statements which involve a high degree of technological and competitive risks and uncertainties that exist in the Company's operations and business environment. Such

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statements are only predictions and the Company's actual events or results may differ materially from those projected in such forward-looking statements. Factors that could cause or contribute to differences include risks associated with the dependence on patents and proprietary rights, the ability to attract additional collaborative partners, risks involved with the Company's new and uncertain technology, and dependence on existing collaborations. These risks and uncertainties are discussed from time to time in the reports filed by Packard BioScience Company with the Securities and Exchange Commission.

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                                             CONFIDENTIAL

***

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                                  EXHIBIT C
                                  ---------


***

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